UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 28, 2021

CIM Real Estate Finance Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-54939

Maryland		27-3148022
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
2398 East Camelback Road, 4th Floor
Phoenix,	Arizona	85016
(Address of principal executive offices)		(Zip Code)
	(602)	778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
CIM Real Estate Finance Trust, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on December 28, 2021.
The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable. The matters are described in detail in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on Schedule 14A on November 17, 2021 (the “Proxy Statement”).
The Election of Directors to Hold Office Until the 2022 Annual Meeting of Stockholders and Until Their Successors Are Duly Elected and Qualify
All of the director nominees listed below were elected by the Company’s stockholders to hold office until the next annual meeting of stockholders in 2022 and until his or her respective successor has been duly elected and qualifies or until his or her earlier resignation or removal as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard S. Ressler	110,573,196.78	4,555,087.61	7,286,965.52	69,334,597.00
T. Patrick Duncan	110,518,241.14	4,670,067.43	7,226,941.34	69,334,597.00
Alicia K. Harrison	110,723,531.33	4,681,612.08	7,010,106.50	69,334,597.00
Calvin E. Hollis	110,341,483.56	4,737,072.52	7,336,693.83	69,334,597.00
W. Brian Kretzmer	110,327,977.28	4,700,869.56	7,386,403.07	69,334,597.00
Avraham Shemesh	109,892,851.80	5,051,764.67	7,470,633.44	69,334,597.00
Howard A. Silver	110,463,511.78	4,642,413.13	7,309,325.00	69,334,597.00
Roger D. Snell	191,749,846.91	N/A	N/A	N/A
As further described in the Proxy Statement, the merger agreement relating to the merger of the Company and CIM Income NAV, Inc. (“CINAV”) required the Company’s board of directors to take such action as necessary to cause one independent director serving as a member of the board of directors of CIM Income NAV to be elected to the board of directors. Since the merger of CINAV into one of the Company’s subsidiaries closed prior to our Annual Meeting, the board of directors elected Roger D. Snell to the board on December 22, 2021. Mr. Snell was included as an additional nominee for director for election until the 2022 Annual Meeting of Stockholders and until his successor is duly elected and qualifies. A proxy holder identified in the proxy card included as part of the Proxy Statement materials mailed to stockholders cast the 191,749,846.91 votes for the election of Mr. Snell.
The Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021.
The Company’s stockholders of record ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
185,106,954.94	1,821,276.71	4,821,615.25	N/A
No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2022	CIM REAL ESTATE FINANCE TRUST, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)